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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our reports and all references to our firm included in or made a part of this Registration Statement. In addition, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 29, 1996 included in KCS Energy, Inc.'s Form 10-K for the year ended December 31, 1995.

                                              ARTHUR ANDERSEN LLP

New York, New York

January 9, 1997